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                                                                    Exhibit 23.1
                                                                    ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-59172, 333-64360, 333-64362 and
333-75292), and the Registration Statement on Form S-3 (File No. 333-74514) of Cytyc Corporation of our report dated April 20, 2001 relating to the financial statements of Pro.Duct Health, Inc., which appears in this Current Report on Form 8-K/A of Cytyc Corporation.



/s/ PricewaterhouseCoopers LLP
San Jose, California
February 11, 2002